UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2024

TRAEGER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40694	82-2739741
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

533 South 400 West,
Salt Lake City, Utah	84101
(Address of principal executive offices)	(Zip Code)
(801) 701-7180
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	COOK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2024, Traeger, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). The Amendment amends Article VIII of the Certificate of Incorporation to provide for the exculpation of officers of the Company to the extent permitted by the General Corporation Law of the State of Delaware (“DGCL”). A description of the Amendment is included in the section titled “Proposal 3: Approve an Amendment to Our Amended and Restated Certificate of Incorporation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024 (the “Definitive Proxy Statement”), which description is incorporated herein by reference.

On June 12, 2024, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective upon filing.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference

Item 5.07    Submission of Matters to a Vote of Security Holders.

As noted above, the Annual Meeting was held on June 11, 2024. The following are the voting results on proposals considered and voted upon at the Annual Meeting, all of which were described in the Definitive Proxy Statement.

Proposal One – Election of Class III Directors. Each of the following nominees was elected as a Class III director to serve until the Company’s 2027 annual meeting of stockholders and until each such director’s respective successor is duly elected and qualified.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Raul Alvarez	110,957,384	1,879,551	8,874,324
James Ho	107,020,970	5,815,965	8,874,324
Wayne Marino	109,871,634	2,965,301	8,874,324

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,438,307	217,114	55,838	0

Proposal Three – Amendment of Amended and Restated Certificate of Incorporation to Provide for the Exculpation of Officers of the Company to the Extent Permitted by the DGCL. As noted above, the Amendment to the Certificate of Incorporation was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,189,974	10,638,162	8,799	8,874,324

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Traeger, Inc., dated June 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Traeger, Inc.

Date: June 17, 2024	By:	/s/ Courtland Astill
Courtland Astill
General Counsel and Secretary